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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 20, 1999

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-2)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA                333-44209                33-071-5871
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


1401 Dove Street
Newport Beach, California                                      92660
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                                                             (Zip Code)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:

          1. Pooling and Servicing Agreement, dated as of December 1, 1999, among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Norwest Bank Minnesota, National Association, as trustee.

                                   SIGNATURES

                                        Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IMPAC SECURED ASSETS CORP.


                                  By:    /s/ Richard Johnson
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                                  Name:  Richard Johnson
                                  Title: Chief Financial Officer and Secretary


Dated: January 4, 2000